1Q26 Earnings Presentation Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Note: Map excludes Byline Bank branch located in Wauwatosa, WI. Source: S&P Global Market Intelligence and company filings. Data as of quarter ended March 31, 2026 or most recent available. BY market capitalization as of March 31, 2026. Second largest bank headquartered in Chicago based on total assets. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. Leading Chicago Commercial Banking Franchise Company Overview BY at a Glance ($mm) Leading Chicago Footprint Growth Strategy Size Aspiration Chicagoland Branch Locations 44 Largest Bank Headquartered in Chicago(1) #2 $9.9 Billion Total Assets $7.5 Billion Total Loans & Leases $7.8 Billion Total Deposits $1.1 Billion Tangible Common Equity(2) $1.4 Billion Market Cap(1) A leading Chicago-based commercial bank with the strength, scale, and product offerings to compete effectively in our markets—delivering value to stockholders, customers, employees, and the communities we serve Preeminent Commercial Bank in Chicago Grow Customer Relationships Maintain Balance Sheet Strength Drive Profitable Growth Strategic Investment Gain market share in commercial banking Target lower middle market customers with full-service relationship banking to drive share and deepen engagement Grow low-cost deposits Build a stable funding base by growing business banking deposits and optimizing balance sheet efficiency Supplement organic growth through acquisitions Leverage acquisition expertise to capitalize on market opportunities

First Quarter 2026 Highlights

Net Income	Diluted EPS	PTPP ROAA
$37.6 million	$0.83	2.29%
Reported	Reported	Reported[1][2]

Efficiency Ratio	ROAA	ROTCE
49.78%	1.56%	13.77%
Reported	Reported[2]	Reported[1][2]

Strong Financial Performance

- Pre-Tax Pre-Provision income[1] of $55.2 million; Pre-Tax Pre-Provision ROAA[1][2] of 2.29%
  - 14th consecutive quarter of PTPP ROAA exceeding 2.00%
- Net interest income of $99.9 million → Revenue[1] of $112.4 million
- KBRA affirmed BBB+ credit ratings and Outlook
- Net interest margin (FTE)[1][3] of 4.34%
- Loan and lease yields of 6.84%; average cost of deposits of 1.91%
- Stockholders' equity of $1.3 billion
- TCE/TA[1]: 11.13% | TBV/Share[1]: $23.79

+9.2% Increase in Diluted EPS

2.37% Non-interest expense / Average assets

+8.2% Increase in Deposits[2]

12.55% Common Equity Tier 1

54 bps Improvement in Efficiency Ratio

Data as of or for the quarter ended March 31, 2026, unless otherwise noted. Comparisons against quarter ended December 31, 2025, unless otherwise noted.

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Annualized.
(3) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 4

Highlights Total Loan Portfolio and Average Yield Loan Portfolio Trends ($ in millions) Portfolio Composition Total loan portfolio stood at $7.5 billion, down slightly from 4Q25 Originated $241.0 million in new loans, net of loan sales in 1Q26 Commercial banking and leasing production of $90.6 million and $51.8 million, respectively Payoff activity decreased by $40.8 million from 4Q25 to $319.7 million Average loan yield of 6.84%, down 11 bps LQ and down 25 bps Y/Y, reflecting the impact from lower rates Utilization Rates Originations and Payoffs Last 12 Months Average (1) Annualized.

Deposit Trends ($ in millions) Total deposits were $7.8 billion, up 8.2%(1) from 4Q25, reflecting: Increases in time and interest-bearing business deposits Deposit mix shift drove lower funding costs Deposits costs decreased by 6 bps to 1.91% Cost of interest-bearing deposits decreased by 13 bps to 2.48% Maintained disciplined deposit pricing despite competitive dynamics across the market Highlights Cost of Interest-Bearing Deposits Avg. Non-Interest-Bearing Deposits Deposit Composition (1) Annualized.

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$88.2
$96.0
$99.9
$101.3
$99.9
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Highlights

- Net interest income was $99.9 million, down 1.4% from 4Q25, reflecting:
  - Impacted by day count
  - Higher borrowing costs
  - Lower cost of deposits
- Stable net interest margin at 4.33%, with accretion down one basis point

<u>Interest Rate Sensitivity Over a One-Year Time Horizon</u>

- Rates -100 bps: ~$10 million or ~2.6% decline in NII or ~$2.5 million per 25 bps
- Ramp -100 bps: ~$7 million or ~1.8% decline in NII or ~$1.8 million per 25 bps

Repricing Mix



Other
4%
Fixed
44%
SOFR
34%
Prime
18%

NIM, Yields and Costs



7.09%
7.12%
7.14%
6.95%
6.84%
4.07%
4.18%
4.27%
4.35%
4.33%
3.05%
3.36%
3.38%
3.24%
3.51%
2.30%
2.27%
2.16%
1.97%
1.91%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Average Loan & Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



$101.3 Million NII
$99.9 Million NII
4.35%
0.08%
0.05%
(0.10%)
(0.04%)
(0.01%)
4.33%
Q4 2025 NIM
Total deposits
Cash & Securities
Loans and leases
Borrowed funds
All other
Q1 2026 NIM

Byline Bancorp, Inc. | 7

Non-Interest Income Trends ($ in millions) Government Guaranteed Loan Sales $71.8 million of guaranteed loans sold in 1Q26 Non-interest income totaled $12.5 million, down from 4Q25, reflecting: $1.9 million downward FV mark on loan servicing asset charge $1.1 million lower fair value of equity securities Non-interest income remained stable LQ, excluding FV marks on loan serving assets and equity securities Fees and service charges on deposits increased 4.3% Volume Sold and Average Net Premiums Total Non-Interest Income Highlights Net Gains on Sales of Loans

Non-Interest Expense Trends ($ in millions) (1) Non-interest expense of $57.2 million, down 5.3% from 4Q25, reflecting: $2.6 million decrease in salaries and employee benefits due to lower incentive and equity-based compensation expense $844,000 decrease in legal, audit, and other professional fees $822,000 decrease in advertising expense Efficiency ratio decreased 54 bps to 49.78% NIE/AA of 2.37%, down 10 bps Efficiency Ratio Non-Interest Expense Highlights Non-Interest Expense Bridge Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. ($2.6) ($0.8) $0.5 $60.4 $57.2 $0.5 ($0.8)

Asset Quality Trends ($ in millions) Criticized & Classified Loans and Leases Net Charge-offs NPLs / Total Loans & Leases Allowance for Credit Losses (ACL) Note: Criticized & classified loans and leases risk rated special mention or worse.

Strong Capital Position (1) Strong Capital Base Capital Ratios (1) Return on Average Tangible Common Equity Common Equity Tier 1 Capital Priorities: Increased capital ratios: CET1 of 12.55%, up 22 bps LQ and up 77 bps Y/Y TCE/TA(1) of 11.13%, down 16 bps LQ and up 118 Y/Y Repurchased 318,208 shares of common stock during 1Q26 TBV per common share of $23.79(1), up 1.5% LQ and 13.8% Y/Y 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.

Granular Deposit Base Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~66% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $3.8 billion at 3/31/26 Granular Deposit Base ~$31,000 Average Account Balance Customer Base ~120,000 Consumer Accounts Total Franchise 45 Branches Commercial Deposits $4.0 billion at 3/31/26 Granular Deposit Base ~$144,000 Average Account Balance Customer Base ~28,000 Commercial Accounts Consumer Deposits, $3.8 billion Commercial Deposits, $4.0 billion Uninsured 12% d Total Deposits $7.8 Billion as of 3/31/26 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

Strong Liquidity and Securities Portfolio ($ in millions) Liquidity Position Cash and cash equivalents of $198.4 million, an increase of $49.3 million, or 33.0% from 4Q25 $1.7 billion investment portfolio all classified as AFS $2.4 billion of available borrowing capacity Uninsured deposits ratio at 33.2% Investment portfolio duration: 4.3 years; net of hedges: ~4.1 years Investment portfolio annual cash flow: ~$266 million Taxable securities yield of 3.51%, up 27 basis points from 4Q25 Highlights AFS Portfolio by Type Securities + Cash (Average)

Unguaranteed Government-Guaranteed Exposure Represents 5.4% of Total Loans ($ in millions) ($ in millions) $ Balance % of Portfolio Unguaranteed $381.6 5.1% Guaranteed 61.6 0.8% Total SBA 7(a) Loans $443.2 5.9% Unguaranteed $25.4 0.3% Guaranteed 22.2 0.3% Total USDA Loans $47.6 0.6% ACL/Unguaranteed Loan Balance Closed $102.6 million in SBC loan commitments in 1Q26 SBA 7(a) portfolio $443.2 million, up $7.8 million, or 1.8% from 4Q25 ACL/Unguaranteed loan balance ~8.0% $1.6 billion in serviced government guaranteed loans for investors in 1Q26 Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 5.4% in 1Q26 On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights $118.3 $105.8 $123.6 $106.9 $98.7

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) Projections are updated quarterly, assumes no prepayments and are subject to change.

Financial Summary

(dollars in thousands, except per share data)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
	As of or For the Three Months Ended				
Income Statement					
Net interest income	$ 99,863	$ 101,255	$ 99,890	$ 95,970	$ 88,221
Provision for credit losses	5,537	9,702	5,298	11,923	9,179
Non-interest income	12,538	15,750	15,845	14,483	14,859
Non-interest expense	57,189	60,369	60,518	59,602	56,429
Income before provision for income taxes	49,675	46,934	49,919	38,928	37,472
Provision for income taxes	12,096	12,413	12,719	8,846	9,224
Net income	$ 37,579	$ 34,521	$ 37,200	$ 30,082	$ 28,248
Diluted earnings per common share[(1)]	$ 0.83	$ 0.76	$ 0.82	$ 0.66	$ 0.64
Balance Sheet					
Total loans and leases HFI	$ 7,475,272	$ 7,509,369	$ 7,440,755	$ 7,328,055	$ 7,025,837
Total deposits	7,801,816	7,647,443	7,828,197	7,810,479	7,553,308
Tangible common equity[(1)]	1,081,007	1,067,386	1,035,668	988,908	934,098
Balance Sheet Metrics					
Loans and leases / total deposits	95.94%	98.37%	95.31%	94.15%	93.30%
Tangible common equity / tangible assets[(1)]	11.13%	11.29%	10.78%	10.39%	9.95%
Key Performance Ratios					
Net interest margin	4.33%	4.35%	4.27%	4.18%	4.07%
Efficiency ratio	49.78%	50.32%	51.00%	52.61%	53.66%
Adjusted efficiency ratio[(1)]	49.78%	50.15%	50.27%	48.20%	53.04%
Non-interest income to total revenues	11.15%	13.46%	13.69%	13.11%	14.42%
Non-interest expense to average assets	2.37%	2.47%	2.44%	2.28%	2.49%
Return on average assets	1.56%	1.41%	1.52%	1.25%	1.25%
Adjusted return on average assets[(1)]	1.56%	1.42%	1.54%	1.41%	1.27%
Pre-tax pre-provision return on average assets [(1)]	2.29%	2.32%	2.25%	2.12%	2.06%
Dividend payout ratio on common stock	14.46%	13.16%	12.20%	15.15%	15.63%
Tangible book value per common share[(1)]	$ 23.79	$ 23.44	$ 22.58	$ 21.56	$ 20.91

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 17

Non-GAAP Reconciliation As of or For the Three Months Ended (dollars in thousands, except per share data) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net income and earnings per share excluding significant items Reported Net Income $ 37,579 $ 34,521 $ 37,200 $ 30,082 $ 28,248 Significant items: Merger-related expenses — — — 4,450 637 Secondary public offering of common stock expenses — — — 413 — Loss on extinguishment of debt — — 843 — — Impairment charges on assets held for sale and ROU assets — 195 — — — Tax benefit — (50) (221) (1,117) (134) Adjusted Net Income   $ 37,579   $ 34,666   $ 37,822   $ 33,828   $ 28,751 Reported Diluted Earnings per Share $ 0.83 $ 0.76 $ 0.82 $ 0.66 $ 0.64 Significant items: Secondary public offering of common stock expenses — — — 0.01 — Merger-related expenses — — — 0.10 0.01 Loss on extinguishment of debt — — 0.02 — — Impairment charges on assets held for sale and ROU assets — — — — — Tax benefit — — (0.01) (0.02) — Adjusted Diluted Earnings per Share   $ 0.83   $ 0.76   $ 0.83   $ 0.75   $ 0.65

Non-GAAP Reconciliation *(continued)*

	As of or For the Three Months Ended				
(dollars in thousands)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Adjusted non-interest expense:					
Non-interest expense	$ 57,189	$ 60,369	$ 60,518	$ 59,602	$ 56,429
Less: Merger-related expenses	—	—	—	4,450	637
Less: Secondary public offering of common stock expenses	—	—	—	413	—
Less: Loss on extinguishment of debt	—	—	843	—	—
Less: Impairment charges on assets held for sale and ROU assets	—	195	—	—	—
Adjusted non-interest expense	$ 57,189	$ 60,174	$ 59,675	$ 54,739	$ 55,792
Adjusted non-interest expense ex. amortization of intangible assets:					
Adjusted non-interest expense	$ 57,189	$ 60,174	$ 59,675	$ 54,739	$ 55,792
Less: Amortization of intangible assets	1,235	1,494	1,494	1,499	1,118
Adjusted non-interest expense ex. amortization of intangible assets	$ 55,954	$ 58,680	$ 58,181	$ 53,240	$ 54,674
Pre-tax pre-provision net income:					
Pre-tax income	$ 49,675	$ 46,934	$ 49,919	$ 38,928	$ 37,472
Add: Provision for credit losses	5,537	9,702	5,298	11,923	9,179
Pre-tax pre-provision net income	$ 55,212	$ 56,636	$ 55,217	$ 50,851	$ 46,651
Adjusted pre-tax pre-provision net income:					
Pre-tax pre-provision net income	$ 55,212	$ 56,636	$ 55,217	$ 50,851	$ 46,651
Add: Merger-related expenses	—	—	—	4,450	637
Add: Secondary public offering of common stock expenses	—	—	—	413	—
Add: Loss on extinguishment of debt	—	—	843	—	—
Add:Impairment charges on assets held for sale and ROU assets	—	195	—	—	—
Adjusted pre-tax pre-provision net income	$ 55,212	$ 56,831	$ 56,060	$ 55,714	$ 47,288
Tax equivalent net interest income:					
Net interest income	$ 99,863	$ 101,255	$ 99,890	$ 95,970	$ 88,221
Add: Tax-equivalent adjustment	196	213	228	231	228
Tax equivalent net interest income	$ 100,059	$ 101,468	$ 100,118	$ 96,201	$ 88,449
Total revenues:					
Net interest income	$ 99,863	$ 101,255	$ 99,890	$ 95,970	$ 88,221
Add: Non-interest income	12,538	15,750	15,845	14,483	14,859
Total revenues	$ 112,401	$ 117,005	$ 115,735	$ 110,453	$ 103,080

Byline Bancorp, Inc. | 19

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Tangible common stockholders' equity: Total stockholders' equity $ 1,280,292 $ 1,267,906 $ 1,237,682 $ 1,192,416 $ 1,131,078 Less: Goodwill and other intangibles 199,285 200,520 202,014 203,508 196,980 Tangible common stockholders' equity   $ 1,081,007   $ 1,067,386   $ 1,035,668   $ 988,908   $ 934,098 Tangible assets: Total assets $ 9,909,680 $ 9,652,676 $ 9,812,375 $ 9,720,218 $ 9,584,732 Less: Goodwill and other intangibles 199,285 200,520 202,014 203,508 198,098 Tangible assets   $ 9,710,395   $ 9,452,156   $ 9,610,361   $ 9,516,710   $ 9,386,634 Average tangible common stockholders' equity: Average total stockholders' equity $ 1,333,423 $ 1,290,789 $ 1,208,290 $ 1,178,554 $ 1,110,168 Less: Average goodwill and other intangibles 199,943 201,251 202,723 203,767 197,514 Average tangible common stockholders' equity   $ 1,133,480   $ 1,089,538   $ 1,005,567   $ 974,787   $ 912,654 Average tangible assets: Average total assets $ 9,797,832 $ 9,683,103 $ 9,716,920 $ 9,633,817 $ 9,186,765 Less: Average goodwill and other intangibles 199,943 201,251 202,723 203,767 197,514 Average tangible assets   $ 9,597,889   $ 9,481,852   $ 9,514,197   $ 9,430,050   $ 8,989,251 Tangible net income: Net income $ 37,579 $ 34,521 $ 37,200 $ 30,082 $ 28,248 Add: After-tax intangible asset amortization 912 1,104 1,103 1,107 826 Tangible net income   $ 38,491   $ 35,625   $ 38,303   $ 31,189   $ 29,074 Adjusted tangible net income: Tangible net income $ 38,491 $ 35,625 $ 38,303 $ 31,189 $ 31,314 Add: Merger-related expenses — — — 4,450 637 Add: Secondary public offering of common stock expenses — — — 413 — Add: Loss on extinguishment of debt — — 843 — — Add: Impairment charges on assets held for sale and ROU assets — 195 — — — Add: Tax benefit on significant items — (50) (221) (1,117) (134) Adjusted tangible net income   $ 38,491   $ 35,770   $ 38,925   $ 34,935   $ 31,817

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands, except share and per share data, ratios annualized, where applicable) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 55,212 $ 56,636 $ 55,217 $ 50,851 $ 46,651 Average total assets 9,797,832 9,683,103 9,716,920 9,633,817 9,186,765 Pre-tax pre-provision return on average assets   2.29%   2.32%   2.25%   2.12%   2.06% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 55,212 $ 56,831 $ 56,060 $ 55,714 $ 47,288 Average total assets 9,797,832 9,683,103 9,716,920 9,633,817 9,186,765 Adjusted pre-tax pre-provision return on average assets   2.29%   2.33%   2.29%   2.32%   2.09% Net interest margin, fully taxable equivalent: Net interest income, fully taxable equivalent $ 100,059 $ 101,468 $ 100,118 $ 96,201 $ 88,449 Total average interest-earning assets 9,347,232 9,230,799 9,288,078 9,208,156 8,785,619 Net interest margin, fully taxable equivalent   4.34%   4.36%   4.28%   4.19%   4.08% Non-interest income to total revenues: Non-interest income $ 12,538 $ 15,750 $ 15,845 $ 14,483 $ 14,859 Total revenues 112,401 117,005 115,735 110,453 103,080 Non-interest income to total revenues   11.15%   13.46%   13.69%   13.11%   14.42% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 57,189 $ 60,174 $ 59,675 $ 54,739 $ 55,792 Average total assets 9,797,832 9,683,103 9,716,920 9,633,817 9,186,765 Adjusted non-interest expense to average assets   2.37%   2.47%   2.44%   2.28%   2.49% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 55,954 $ 58,680 $ 58,181 $ 53,240 $ 54,674 Total revenues 112,401 117,005 115,735 110,453 103,080 Adjusted efficiency ratio   49.78%   50.15%   50.27%   48.20%   53.04% Adjusted return on average assets: Adjusted net income $ 37,579 $ 34,666 $ 37,822 $ 33,828 $ 28,751 Average total assets 9,797,832 9,683,103 9,716,920 9,633,817 9,186,765 Adjusted return on average assets   1.56%   1.42%   1.54%   1.41%   1.27% Adjusted return on average stockholders' equity: Adjusted net income $ 37,579 $ 34,666 $ 37,822 $ 33,828 $ 28,751 Average stockholders' equity 1,333,423 1,290,789 1,208,290 1,178,554 1,110,168 Adjusted return on average stockholders' equity   11.43%   10.65%   12.42%   11.51%   10.50%

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Tangible common equity to tangible assets: Tangible common equity $ 1,081,007 $ 1,067,386 $ 1,035,668 $ 988,908 $ 934,098 Tangible assets 9,710,395 9,452,156 9,610,361 9,516,710 9,386,634 Tangible common equity to tangible assets   11.13%   11.29%   10.78%   10.39%   9.95% Return on average tangible common stockholders' equity: Tangible net income $ 38,491 $ 35,625 $ 38,303 $ 31,189 $ 29,074 Average tangible common stockholders' equity 1,133,480 1,089,538 1,005,567 974,787 912,654 Return on average tangible common stockholders' equity   13.77%   12.97%   15.11%   12.83%   12.92% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income $ 38,491 $ 35,770 $ 38,925 $ 34,935 $ 31,817 Average tangible common stockholders' equity 1,133,480 1,089,538 1,005,567 974,787 912,654 Adjusted return on average tangible common stockholders' equity   13.77%   13.02%   15.36%   14.37%   13.14% Tangible book value per share: Tangible common equity $ 1,081,007 $ 1,067,386 $ 1,035,668 $ 988,908 $ 934,098 Common shares outstanding 45,442,851 45,545,928 45,859,977 45,866,649 44,675,553 Tangible book value per share   $ 23.79   $ 23.44   $ 22.58   $ 21.56   $ 20.91